SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2005

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification Number)

1700 Lincoln Street

Denver, Colorado 80203

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into Material Definitive Agreements

On July 12, 2005, the Board of Directors of Newmont USA Limited (“Newmont USA”), a wholly owned subsidiary of Newmont Mining Corporation (the “Company”), approved and adopted the amended and restated Savings Equalization Plan of Newmont (the “Savings Equalization Plan”) effective January 1, 2005. Certain related entities are eligible to adopt the Savings Equalization Plan. A participant under the Savings Equalization Plan may elect to defer a portion of his compensation if the participant’s contribution to Newmont USA’s qualified 401(k) plan are limited under the Internal Revenue Code of 1986, as amended (the “Code”). The Company or its affiliates contributes matching contributions that would have been contributed to Newmont USA’s qualified 401(k) plan in the absence of limitations imposed by the Code. For purposes of determining the matching contribution, a participant’s compensation deferrals under the Savings Equalization Plan are aggregated with Newmont USA’s qualified 401(k) plan. Matching contributions in the aggregate shall not exceed 6% of a participant’s compensation. Eligible participants under the Savings Equalization Plan are designated salaried employees who are members of senior management or highly compensated employees.

The foregoing summary of the Savings Equalization Plan is qualified in its entirety by reference to the complete text of the Savings Equalization Plan, attached to this Current Report as Exhibit 10.1, and incorporated by reference herein.

On July 12, 2005, the Board of Directors of Newmont USA also approved and adopted an amended and restated Pension Equalization Plan of Newmont (the “Pension Equalization Plan”) effective January 1, 2005. Certain related entities are also eligible to adopt the Pension Equalization Plan. The Pension Equalization Plan provides for the payment of benefits that would otherwise be denied participants by reason of certain Code limitations on benefits under Newmont USA’s qualified defined benefit pension plan. Eligible participants under the Pension Equalization Plan are designated salaried employees who are members of senior management or highly compensated employees.

The foregoing summary of the Pension Equalization Plan is qualified in its entirety by reference to the complete text of the Pension Equalization Plan, including exhibits thereto, which is attached to this Current Report as Exhibit 10.2 and incorporated by reference herein.

Item 9.01—Financial Statements and Exhibits.

10.1 Amended and Restated Savings Equalization Plan of Newmont

10.2 Amended and Restated Pension Equalization Plan of Newmont

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: July 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Savings Equalization Plan of Newmont

10.2	Amended and Restated Pension Equalization Plan of Newmont